Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Dex One Corporation, et. al.	Case No. 13-10533 (KG)
Debtors	Reporting Period: April 1, 2013-April 30, 2013

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Clifford E. Wilson	May 17, 2013
Signature of Debtor	Date

Signature of Joint Debtor	Date
/s/ Clifford E. Wilson	May 17, 2013
Signature of Authorized Individual*	Date
Clifford E. Wilson	Vice-President and Assistant Treasure
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Schedule of Cash Receipts and Disbursements

Dex One Corporation and Subsidiaries

Schedule of Cash Receipts and Disbursements

April 2013

$ in thousands	Dex One Corporation	R.H. Donnelley Inc.	R.H. Donnelley APIL, Inc.	Dex Media East, Inc.	Dex Media West, Inc.	Dex Media, Inc.	Dex Media Service LLC	Dex One Digital, Inc.	Dex One Service, Inc.	R.H. Donnelley Corporation	Newdex, Inc.	Spruce Acquisition Sub, Inc.	TOTAL
Account Number	111-13-10533	111-13-10540	111-13-10541	111-13-10535	111-13-10536	111-13-10534	111-13-10537	111-13-10538	111-13-10539	111-13-10542	111-13-10543	111-13-10544

Receipts		35,178		21,976	24,349			1,226					82,729

Disbursements
Trade Payables									(35,614)				(35,614)
Payroll and Employee Costs		(535)		(296)	(409)				(18,590)				(19,830)
Interest Expense - Notes	(7,690)												(7,690)
Interest Expense - Term Loans		(8,027)		(1,644)	(4,180)								(13,851)
Interest Expense - Swaps													—
Term Loan Repayments													—
Intercompany Transfers		(23,848)		(10,461)	(17,173)	4		(1,128)	52,606				—
Intercompany Dividends	7,690	(2,845)		(2,077)	(2,768)								—
Total Disbursements	—	(35,255)	—	(14,478)	(24,530)	4	—	(1,128)	(1,598)	—	—	—	(76,985)

Net Increase / (Decrease)	—	(77)	—	7,498	(181)	4	—	98	(1,598)	—	—	—	5,744

Cash at beginning of period	3,421	30,167	—	46,338	52,713	108	—	326	5,531	—	—	—	138,604
Cash at end of period	3,421	30,090	—	53,836	52,532	112	—	424	3,933	—	—	—	144,348

Bank Reconciliations

Dex One

Bank Account Reconciliations

Bank Name	Account Number	Account Holder	Account Type	G/L Account	Book Balance as of 4/30/13
Deutsche Bank	XXXX5455	Dex One Corporation	Concentration	300-10100	$3,420,932.43
JP Morgan Chase Bank	XXXX9886	Dex One Corporation	Investment
Deutsche Bank	XXXX5463	R.H. Donnelley Inc.	Concentration	200-10100	$293,433.97
JP Morgan Chase Bank	XXXX9894	R.H. Donnelley Inc.	Investment
Deutsche Bank	XXXX7137	R.H. Donnelley APIL, Inc.	Concentration	226-10100	$—
Deutsche Bank	XXXX600.1	R.H. Donnelley Inc.	LOC Collateral	200-17010	$550,930.79
Deutsche Bank	XXXX601.1	Dex Media East, Inc.	LOC Collateral	130-17010	$326,176.06
Deutsche Bank	XXXX602.1	Dex Media West, Inc.	LOC Collateral	140-17010	$361,301.81
Deutsche Bank	XXXX624.1	Dex One Digital, Inc.	LOC Collateral	470-17010	$264,537.22
Deutsche Bank	XXXX186.1	Dex One Service, Inc.	LOC Collateral	810-17010	$819,563.76
JP Morgan Chase Bank	XXXX9218	R.H. Donnelley Inc.	Disbursement	200-10420	$104,765.63
JP Morgan Chase Bank	XXXX7794	R.H. Donnelley Inc.	Receipts	200-13250	$279,025.05
JP Morgan Chase Bank	XXXX7786	R.H. Donnelley Inc.	Receipts	200-13320	$977,319.66
JP Morgan Chase Bank	XXXX7802	R.H. Donnelley Inc.	Receipts	200-10200	$29,796,389.82
JP Morgan Chase Bank	XXXX3941	Dex Media West, Inc.	Concentration	140-10100	$52,528,667.60
JP Morgan Chase Bank	XXXX9292	Dex Media West, Inc.	Investment
JP Morgan Chase Bank	XXXX7569	Dex Media West, Inc.	Receipts	140-13250	$191,921.94
JP Morgan Chase Bank	XXXX7877	Dex Media West, Inc.	Receipts	140-13320	$565,682.52
JP Morgan Chase Bank	XXXX7869	Dex Media West, Inc.	Receipts	140-10200	$3,519.07
JP Morgan Chase Bank	XXXX3968	Dex Media East, Inc.	Concentration	130-10100	$53,900,625.79
JP Morgan Chase Bank	XXXX9284	Dex Media East, Inc.	Investment
JP Morgan Chase Bank	XXXX7551	Dex Media East, Inc.	Receipts	130-13250	$265,456.43
JP Morgan Chase Bank	XXXX7844	Dex Media East, Inc.	Receipts	130-13320	$507,510.29
JP Morgan Chase Bank	XXXX7851	Dex Media East, Inc.	Receipts	130-10200	$(63,655.11)
JP Morgan Chase Bank	XXXX0286	Dex One Corporation	Disbursement	810-20610	$40,414.70
JP Morgan Chase Bank	XXXX4514	Dex Media Service LLC	Concentration	110-10100	$—
JP Morgan Chase Bank	XXXX3933	Dex Media Inc.	Concentration	120-10100	$112,273.27
JP Morgan Chase Bank	XXXX7828	Dex One Digital, Inc.	Receipts	470-13250	$933.92
JP Morgan Chase Bank	XXXX8554	Dex One Digital, Inc.	Receipts
JP Morgan Chase Bank	XXXX7836	Dex One Digital, Inc.	Receipts	470-13320	$26,725.33
JP Morgan Chase Bank	XXXX8562	Dex One Digital, Inc.	Receipts
JP Morgan Chase Bank	XXXX7810	Dex One Digital, Inc.	Receipts	470-10200	$196,352.61
JP Morgan Chase Bank	XXXX3857	Dex One Service, Inc.	Disbursement	810-20600	$509,887.45
Silicon Valley Bank	XXXX2623	Dex One Digital, Inc.	Concentration	470-10100	$227,338.64
Silicon Valley Bank	XXXX1574	Dex One Digital, Inc.	Investment
Deutsche Bank	XXXX2353	Dex One Digital, Inc.	Concentration
US Bank	XXXX2226	Dex One Service, Inc.	Concentration	810-10100	$3,868,615.43
US Bank	XXXX1475	Dex One Service, Inc.	Disbursement
US Bank	XXXX1850	Dex One Service, Inc.	Controlled Disbursement	810-10300	$120.23
US Bank	XXXX8958	Dex One Service, Inc.	Disbursement
US Bank	XXXX7151	Dex One Service, Inc.	Disbursement	810-10310	$63,980.64
US Bank	XXXX1868	Dex One Service, Inc.	Controlled Disbursement	810-10400	$—
US Bank	XXXX8941	Dex One Service, Inc.	Disbursement
US Bank	XXXX2234	Dex One Service, Inc.	Disbursement	810-20114	$—

Schedule of Professional Fees and Expenses Paid

None paid postpetition.

Statement of Operations

	Consolidated	RHD Inc	APIL	RHD Eliminations	RHDInc Consolidated	Dex Media Inc	Dex Media Services	Dex Elimination	Dex Media East	Dex Media West	Dex Holdings Consolidated	Dex One Digital	Dex One Service	RHD Corp	Consolidated Eliminations
Gross Revenue	98,544,435	40,880,541	—	—	40,880,541	—	—	—	26,331,298	29,588,053	55,919,351	1,744,544	—	—	—
Claims	(799,563)	(354,746)	—	—	(354,746)	—	—	—	(268,741)	(266,622)	(535,363)	90,545	—	—	—
Net Revenue	97,744,872	40,525,795	—	—	40,525,795	—	—	—	26,062,557	29,321,432	55,383,988	1,835,089	—	—	—

Digital Product Costs	10,274,574	9,835,167	—	—	9,835,167	—	—	—	796,443	(357,036)	439,408	—	—	—	—
Print Product Costs	10,889,403	4,978,985	—	—	4,978,985	—	—	—	2,623,585	3,286,833	5,910,418	—	—	—	—
Services Product Costs	1,193,120	493,412	—	—	493,412	—	—	—	325,829	373,879	699,708	—	—	—	—
Bad Debt	2,110,114	1,451,580	—	—	1,451,580	—	—	—	344,893	390,151	735,044	(76,510)	—	—	—
Commissions	5,760,014	2,433,511	—	—	2,433,511	—	—	—	1,440,296	1,563,739	3,004,036	322,467	—	—	—
Call Tracking Costs	314,463	355,198	—	—	355,198	—	—	—	121,201	(161,937)	(40,736)	—	—	—	—
Advertising	778,439	306,913	—	—	306,913	—	—	—	224,124	247,402	471,526	—	0	—	—
Compensation	13,838,439	5,925,511	—	—	5,925,511	—	—	—	3,524,265	3,733,350	7,257,616	1,497	(0)	653,816	—
Benefits	1,768,768	693,116	—	—	693,116	—	—	—	524,216	535,136	1,059,352	—	0	16,299	—
Payroll Tax	1,304,535	537,928	—	—	537,928	—	—	—	341,750	412,055	753,805	—	0	12,802	—
Relocation & Recruiting	214,091	89,192	—	—	89,192	—	—	—	60,986	63,912	124,899	—	—	—	—
Welfare & Recognition	209,705	90,455	—	—	90,455	—	—	—	54,956	50,936	105,892	—	0	13,357	—
Training Expense	17,761	12,388	—	—	12,388	—	—	—	3,118	2,254	5,373	—	(0)	—	—
Travel and Entertainment	1,188,319	465,267	—	—	465,267	—	—	—	294,006	358,452	652,458	—	(0)	70,594	—
Meetings	58,465	14,810	—	—	14,810	—	—	—	21,754	21,901	43,656	—	(0)	—	—
Outside Contract Services	2,654,019	1,075,444	—	—	1,075,444	—	—	—	708,219	839,371	1,547,589	—	0	30,986	—
Professional Fees	5,049,558	2,018,724	—	—	2,018,724	—	—	—	1,330,872	1,574,473	2,905,345	—	(0)	125,490	—
BankFees	415,491	163,479	—	—	163,479	—	—	—	116,635	134,376	251,011	1,000	—	—	—
Legal Fees	295,302	121,074	—	—	121,074	—	—	—	79,732	94,497	174,228	—	—	—	—
Insurance Expense	248,259	52,379	—	—	52,379	—	—	—	34,493	40,881	75,375	—	—	120,505	—
Sales Expense	70,017	28,598	—	—	28,598	—	—	—	18,558	22,862	41,420	—	0	—	—
Rent	1,375,712	628,093	—	—	628,093	—	—	—	348,531	399,089	747,619	—	(0)	—	—
Utilities	1,078,900	436,962	—	—	436,962	—	—	—	312,811	321,888	634,699	8,826	0	(1,588)	—
Equipment	256,144	119,364	—	—	119,364	—	—	—	64,251	71,148	135,399	—	(0)	1,381	—
Building Services	85,594	52,581	—	—	52,581	—	—	—	15,278	17,735	33,013	—	—	—	—
Office Supplies	427,083	184,639	—	—	184,639	—	—	—	114,314	126,590	240,904	116	(0)	1,424	—
State & Local Tax	371,319	89,328	—	—	89,328	3	—	—	28,836	234,553	263,392	21	0	18,578	—
Other Corporate Expense	407,166	168,963	—	—	168,963	—	—	—	103,882	124,037	227,919	5	0	10,279	—
Software	1,262,749	516,178	—	—	516,178	—	—	—	340,771	404,273	745,044	—	(0)	1,526	—
Software Capitalization	(1,517,460)	(622,159)	—	—	(622,159)	—	—	—	(409,714)	(485,587)	(895,301)	—	0	—	—

Operating Expense	62,400,061	32,717,082	—	—	32,717,082	3	—	—	13,908,892	14,441,215	28,350,109	257,422	0	1,075,449	—

Depreciation & Amortization	29,491,732	10,838,616	—	—	10,838,616	—	—	—	8,516,851	10,136,265	18,653,116	—	(0)	—	—

Total Expense	91,891,793	43,555,698	—	—	43,555,698	3	—	—	22,425,743	24,577,479	47,003,225	257,422	0	1,075,449	—

Operating Income	5,853,079	(3,029,903)	—	—	(3,029,903)	(3)	—	—	3,636,814	4,743,952	8,380,763	1,577,667	(0)	(1,075,449)	—
															—
Interest Expense	12,500,582	5,730,847	(88,366)	—	5,642,480	—	—	—	1,238,398	3,007,958	4,246,357	(18)	(55)	2,611,817	—
Non Operating Expense	—	—	—	—	—	(4,844,551)	—	4,844,551	—	—	—	—	—	(7,689,763)	7,689,763

Reorganization Costs	1,625,362	666,398	—	—	666,398	—	—	—	438,848	520,116	958,963	—	—	—	—
															—
Net Income Before Tax	(8,272,864)	(9,427,148)	88,366	—	(9,338,781)	4,844,548	—	(4,844,551)	1,959,568	1,215,878	3,175,443	1,577,685	55	4,002,497	(7,689,763)
															—
Income Tax	(145,823)	—	—	—	—	—	—	—	—	—	—	—	—	(145,823)	—

Net Income (Loss)	(8,127,041)	(9,427,148)	88,366	—	(9,338,781)	4,844,548	—	(4,844,551)	1,959,568	1,215,878	3,175,443	1,577,685	55	4,148,321	(7,689,763)

Balance Sheet

(Amounts in thousands)	Consolidated	RHD Inc	APIL	RHD Eliminations	RHDInc Consolidated	Dex Media Inc	Dex Media Services	Dex Elimination	Dex Media East	Dex Media West	Dex Holdings Consolidated	Dex One Digital	Dex One Service	RHD Corp	Consolidated Eliminations
Cash and Cash Equivalents	144,454	30,195	0	0	30,195	112	0	0	53,837	52,532	106,481	424	3,933	3,421	0

Billed Accounts Receivable	112,013	49,930	0	0	49,930	0	0	0	28,148	31,967	60,115	1,968	0	0	0
Unbilled Receivables	402,136	169,335	0	0	169,335	0	0	0	103,037	124,043	227,080	5,721	0	0	0
Allowance for Doubtful Accounts	(27,569)	(15,836)	0	0	(15,836)	0	0	0	(5,323)	(6,258)	(11,580)	(156)	0	4	0
Net Trade Accounts Receivable	486,580	203,428	0	0	203,428	0	0	0	125,863	149,752	275,615	7,533	0	4	0

Accounts Receivable Intercompany	0	0	253,362	(253,362)	0	0	0	0	0	0	0	0	0	0	(0)
Deferred Directory Costs	89,133	40,137	0	0	40,137	0	0	0	21,650	24,960	46,610	2,385	0	0	0
Prepaid Expenses	34,918	9,594	0	0	9,594	0	0	0	5,559	5,206	10,765	3	14,556	0	0
Other Current Assets - Receivable	4,825	1,939	0	0	1,939	0	4	0	926	1,066	1,996	30	275	585	0
Short-Term Deferred Income Taxes	34,773	10,768	12,266	0	23,034	(7)	0	0	2,955	1,388	4,337	(280)	6,274	(87)	1,497

Current Assets	794,682	296,062	265,628	(253,362)	308,327	106	4	0	210,790	234,904	445,804	10,094	25,037	3,923	1,497

CIP - Fixed Assets	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
CIP - Developed Software	3,687	0	0	0	0	0	0	0	0	0	0	0	3,687	0	0
Developed Software	164,185	50,102	0	0	50,102	0	0	0	31,807	43,487	75,294	0	38,789	0	0
Purchased Software	42,860	11,503	0	0	11,503	0	0	0	7,345	9,744	17,089	0	14,269	0	0
Computer Equipment	2,330	458	0	0	458	0	0	0	120	510	630	0	1,242	0	0
Machinery and Equipment	31,644	2,950	0	0	2,950	0	0	0	952	1,454	2,407	0	26,288	0	0
Furniture and Fixtures	10,623	2,297	0	0	2,297	0	0	0	1,560	2,016	3,576	0	4,750	0	0
Leasehold Improvements	19,133	2,884	0	0	2,884	0	0	0	2,305	2,945	5,250	0	10,999	0	0
Building	1,325	0	0	0	0	0	0	0	0	0	0	0	1,325	0	0
Land	450	0	0	0	0	0	0	0	0	0	0	0	450	0	0
Property Plant & Equipment	276,238	70,193	0	0	70,193	0	0	0	44,089	60,157	104,245	0	101,799	0	0
Accumulated Depreciation & Amortization	(182,412)	(50,755)	0	0	(50,755)	0	0	0	(31,589)	(44,402)	(75,991)	0	(55,666)	0	0
Property Plant Equipment Net	93,826	19,439	0	0	19,439	0	0	0	12,500	15,754	28,254	0	46,133	0	0

Deferred Financing Costs	9,262	4,268	0	0	4,268	0	0	0	2,196	2,798	4,993	0	0	0	0
Other NonCurrent Assets	10,484	593	0	0	593	19	0	(0)	4,404	3,950	8,373	265	1,273	0	(19)
Investments Net	0	1,037,671	0	(1,037,671)	0	239,556	0	(239,556)	0	0	0	0	0	221,332	(221,332)
Intangibles Net	1,732,133	572,306	0	0	572,306	0	0	0	516,996	642,830	1,159,827	0	0	0	0

Total Assets	2,640,387	1,930,338	265,628	(1,291,033)	904,933	239,680	4	(239,556)	746,886	900,236	1,647,251	10,359	72,443	225,255	(219,854)

(Amounts in thousands)	Consolidated	RHD Inc	APIL	RHD Eliminations	RHDInc Consolidated	Dex Media Inc	Dex Media Services	Dex Elimination	Dex Media East	Dex Media West	Dex Holdings Consolidated	Dex One Digital	Dex One Service	RHD Corp	Consolidated Eliminations
Deferred Directory Revenue	472,547	188,480	0	0	188,480	0	0	0	126,001	149,303	275,304	8,763	0	0	0
Accounts Payable	16,188	0	0	0	0	0	0	0	0	0	0	0	16,188	0	0
Payroll Payable	80	(0)	0	0	(0)	0	(0)	0	(0)	(0)	(0)	0	80	0	0
Sales and Use Tax Payable	3,699	148	0	0	148	0	0	0	1,066	1,203	2,269	3	1,278	0	0
Customer Refunds Payable	5,076	1,412	0	0	1,412	0	0	0	991	978	1,968	1,696	0	0	0
Other Accrued Liabilities	62,392	16,513	0	49	16,562	0	(0)	0	6,485	7,067	13,552	4	31,885	(691)	1,081
Payables Intercompany	(0)	229,703	(118)	(223,308)	6,277	(4)	1,471	4	(2,281)	(20,972)	(21,781)	1,396	9,679	4,434	(4)
Short-term Deferred Tax	(0)	0	0	0	0	0	0	0	0	0	0	0	0	0	(0)
Accrued Interest Payable	3,092	202	0	0	202	0	0	0	85	108	193	0	0	2,696	0
Current Portion of LT Debt	249,034	89,300	0	0	89,300	0	0	0	69,464	90,270	159,734	0	0	0	0
I/C Note Payable	0	30,297	0	(30,297)	0	0	0	0	0	0	0	0	0	0	0
Long Term Deferred Tax Liabilities	47,972	85,189	(163,179)	(32)	(78,021)	128	0	0	28,400	67,364	95,892	(39)	12,765	10,747	6,629
Non-Current Debt	1,723,371	657,366	0	0	657,366	0	0	0	442,292	396,316	838,608	0	0	227,397	0
Other Non Current Liabilities	82,490	35,895	4,097	0	39,992	22	41,273	0	463	225	41,983	421	95	(3)	1
Total Postpetition Liabilities	2,665,942	1,334,506	(159,199)	(253,588)	921,719	147	42,744	4	672,966	691,862	1,407,722	12,244	71,970	244,580	7,707
Liabilities Subject to Compromise:	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total Liabilities:	2,665,942	1,334,506	(159,199)	(253,588)	921,719	147	42,744	4	672,966	691,862	1,407,722	12,244	71,970	244,580	7,707

Additional Paid-in Capital:	1,465,381	464,451	71,936	36,966	573,352	(118,600)	(24,012)	0	576,706	807,014	1,241,108	57,206	(20,999)	(392,129)	6,842
I/C Additional Paid-in Capital:	(0)	670,777	(11,890)	(702,640)	(43,753)	1,283,641	0	(1,283,641)	(33,171)	(42,895)	(76,066)	(395)	(7,705)	1,850,668	(1,722,748)
Common Stock:	51	0	0	0	0	0	0	0	0	0	0	0	0	51	0
Treasury Stock:	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Comprehensive Income - Pension:	(43,377)	(19,811)	0	0	(19,811)	(23,566)	(18,727)	23,462	(2,550)	(2,185)	(23,566)	0	0	(43,377)	43,377

R/E - Opening Balance:	(3,642,849)	(1,951,960)	(408,235)	1,663,448	(696,747)	(5,648,172)	15,048	6,965,746	(2,941,546)	(2,750,740)	(4,359,664)	(408,679)	29,238	(7,697,315)	9,490,318
I/C Retained Earnings:	(0)	0	0	0	0	0	0	0	0	0	0	0	0	0	(0)
CYNI-Current Year Net Income (Pull):	(67,454)	(40,048)	12,289	(12,064)	(39,822)	(15,357)	0	15,376	(15,805)	424	(15,361)	1,374	(61)	(61,225)	47,641
R/E - Opening Balance Adjustment:	2,262,693	1,472,423	760,727	(2,023,155)	209,995	4,761,587	(15,048)	(5,960,503)	2,490,287	2,196,757	3,473,079	348,608	0	6,324,002	(8,092,992)
Retained Earnings:	(1,447,609)	(519,585)	364,782	(371,771)	(526,574)	(901,941)	(0)	1,020,619	(467,064)	(553,559)	(901,946)	(58,697)	29,177	(1,434,537)	1,444,968

Total Equity:	(25,555)	595,832	424,827	(1,037,445)	(16,786)	239,534	(42,740)	(239,560)	73,921	208,375	239,530	(1,885)	474	(19,325)	(227,561)

Total Liabilities & Equity:	2,640,387	1,930,338	265,628	(1,291,033)	904,933	239,680	4	(239,556)	746,886	900,236	1,647,251	10,359	72,443	225,255	(219,854)

Summary of Unpaid Postpetition Debts

Category	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	—	$10,889,000	$1,096,000	$4,200,000	$4,000	$16,188,000

Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation

	Dex One Corporation	R.H. Donnelley Inc.	Dex Media East, Inc	Dex Media West, Inc.	Dex One Digital Inc.
Total Accounts Receivable - 3/31/13	106,611,237	48,640,241	25,305,381	29,619,722	3,045,894
+ Amounts billed during period	91,513,440	38,062,804	25,264,226	27,988,475	197,935
- Amounts collected during period	(81,766,549)	(35,050,415)	(21,371,676)	(24,339,717)	(1,004,742)
- Amounts written off during period	(4,784,588)	(2,323,015)	(1,005,219)	(1,266,697)	(189,658)
Total Accounts Receivable - 4/30/13	111,573,540	49,329,616	28,192,711	32,001,784	2,049,429

Accounts Receivable Aging - As of 4/30/13

	Dex One Corporation	R.H. Donnelley Inc.	Dex Media East, Inc	Dex Media West, Inc.	Dex One Digital Inc.
Current	53,943,913	22,541,603	14,770,450	16,001,717	630,143
1-30 Days Past Due	16,890,285	7,289,388	4,279,310	4,980,121	341,467
31-60 Days Past Due	11,880,067	5,596,911	2,753,062	2,936,799	593,293
61-90 Days Past Due	6,773,969	3,264,193	1,494,724	1,788,862	226,190
91+ Days Past Due	22,085,307	10,637,521	4,895,165	6,294,285	258,336
Total Accounts Receivable	111,573,540	49,329,616	28,192,711	32,001,784	2,049,429
Amount Considered Uncollectable	(18,307,255)	(9,772,263)	(3,859,866)	(4,667,120)	(8,006)
Net Accounts Receivable	93,266,285	38,423,176	21,169,691	24,532,257	2,781,570

Debtor Questionnaire

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X